UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

Magellan Midstream Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-16335 (Commission File Number)	73-1599053 (IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma (Address of principal executive offices)	74121-2186 (Zip Code)

Registrant’s telephone number, including area code: (918) 574-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

Exhibit 99.1 Magellan GP, LLC’s consolidated balance sheet as of July 31, 2003 and December 31, 2002 with accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC
its General Partner

Date: October 15, 2003	By:	/s/ SUZANNE H. COSTIN

	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

99.1	Copy of Magellan GP, LLC’s consolidated balance sheet at July 31, 2003 and December 31, 2002 with accompanying notes.